UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07507
                                                    ----------

                          Scudder Investments VIT Funds
                  --------------------------------------------
               (Exact name of registrant as specified in charter)

                             Two International Place
                              Boston, MA 02110-4103
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Sal Schiavone
                             Two International Place
                              Boston, MA 02110-4103
           ----------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 617-295-2663
                                                           -------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2004
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                                  [LOGO OMITTED]
                                                                         SCUDDER
                                                                     INVESTMENTS

Scudder VIT Equity 500 Index Fund




--------------------------------------------------------------------------------
                                                  ANNUAL REPORT
                                                  December 31, 2004

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS

    LETTER TO SHAREHOLDERS .................................................  3
    PERFORMANCE COMPARISON .................................................  6

    SCUDDER VIT EQUITY 500 INDEX FUND
       Disclosure of Fund Expenses .........................................  7
       Schedule of Investments .............................................  8
       Statement of Assets and Liabilities ................................. 14
       Statement of Operations ............................................. 15
       Statements of Changes in Net Assets ................................. 16
       Financial Highlights ................................................ 17
       Notes to Financial Statements ....................................... 19
       Report of Independent Registered Public Accounting Firm ............. 23
       Trustees and Officers of the Trust .................................. 24
       Tax Information, Proxy Voting and Form N-Q .......................... 28


                            -----------------------

          THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS. WE ADVISE YOU TO CONSIDER THE FUND'S OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

          The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested. There is no guarantee that the Fund will be able to mirror the S&P 500(R) Index closely enough to track its performance.

                            -----------------------


--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

ALL PERFORMANCE QUOTED IN THIS REPORT IS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURN FIGURES QUOTED. PERFORMANCE QUOTED FOR THE FUND DOES NOT INCLUDE THE EFFECT OF CONTRACT CHARGES, WHICH WOULD LOWER THE RETURNS PRESENTED. RETURNS ARE NET OF THE FUND'S MANAGEMENT FEES AND OTHER OPERATING EXPENSES. RETURNS WOULD HAVE BEEN LOWER IF CERTAIN OF THE FUND'S FEES AND EXPENSES HAD NOT BEEN WAIVED. FOR THE FUND'S MOST RECENT MONTH-END PERFORMANCE, CALL (800) 621-1048.

In the following interview, the portfolio management team discusses Scudder VIT Equity 500 Index Fund's market environment and performance during the 12-month period ended December 31, 2004.

Q: HOW DID SCUDDER VIT EQUITY 500 INDEX FUND PERFORM OVER THE ANNUAL PERIOD?

A: Scudder VIT Equity 500 Index Fund tracked its benchmark, the Standard & Poor's 500(R) Index, 1 for the 12 months ended December 31, 2004. The fund produced a total return of 10.59% (Class A shares) for the year, compared with 10.88% for the benchmark. (Past performance is no guarantee of future results. Please see pages 4 and 6 for the performance of Class B and for more complete performance information.) The fund outperformed the Lipper S&P 500 Index Objective Funds category average annual return of 10.21%. 2

Q: WHAT WERE THE PRIMARY FACTORS AFFECTING THE MARKET DURING THE PAST 12 MONTHS?

A: In 2004, the US economy continued its now 13-quarter economic expansion. Equity prices, which reached their low point in October 2002, have recovered over the past nine quarters. Economic growth, shifted from being consumption-driven to being one that is propelled by businesses and business investment. Corporate executives remain cautiously optimistic: inflation is still relatively under control (with the Consumer Price Index 3 running at approximately 2.3%), and the Federal Reserve Board (the 'Fed') 4 is expected to continue its 'measured pace' policy of interest rate increases. On a trade-weighted basis, the dollar continues to decline, but the willingness of those abroad to own US assets remains resilient, as return on capital and profitability within the United States is superior to Europe and Japan.

The year 2004 began with some positive economic momentum from the previous year. During the first quarter, gross domestic product was a healthy 4%, but for investors, the one missing piece of the puzzle was significant job growth (a leading indicator of the health of the US economy). According to the government's nonfarm payroll reports, only 50,000 new jobs were created in the first quarter. As the Fed pondered this statistic, it seemed ready to hold interest rates steady for all of 2004.

As we moved into the second quarter, however, the rate of job growth picked up substantially. The early April nonfarm payroll report indicating that 300,000 jobs had been added was what investors needed in order to feel that the economy was in full recovery, and the Fed began a series of short-term interest rate increases. Mixed in with relief that job growth had finally materialized was anxiety that the Fed action would be prolonged. The Fed raised short-term interest rates by 0.25% in June and at each of its four remaining meetings through the end of the

--------------------------------------------------------------------------------
1 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. 'Standard & Poor's,' 'S&P 500,' 'Standard & Poor's 500' and '500' are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
2 The Lipper S&P 500 Index Objective Funds category represents funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index, including reinvested dividends. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.
3 The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food, and transportation.
4 The 7-member Board of Governors that oversees Federal Reserve Banks establishes monetary policy (interest rates, credit, etc.) and monitors the economic health of the country.

--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

year. In the second half of the year, the US economic expansion displayed resiliency, maintaining a 4% growth rate while weathering a spike in oil prices up to $55 per barrel. Job growth continued at a steady pace, and oil prices began to recede by year-end.

Consumer spending was steady throughout 2004, though disappointing earnings results persisted in business sectors such as retail, airlines and major drug manufacturers. Home sales and equity continued to show strength, with substantial price gains throughout the year. And job growth remained at a sufficient pace to pick up some of the resource slack in the labor market. As we moved into the fourth quarter, inflationary pressures began to take hold, and concern over depreciation of the US dollar emerged as a factor. However, a decisive conclusion to a tight presidential contest relieved a lot of the uncertainty that investors had felt going into the fourth quarter. The market, while not necessarily indicating a preference for either candidate beforehand, was relieved that it would not have to adjust to the policies of a new administration at a time when the economy was somewhat vulnerable. At the end of December, we saw renewed confidence among investors that the economy was on a firm footing.

After marking time for much of 2004, the stock market ended the year with a strong finishing kick, securing a second consecutive year of gains for stocks. The fourth quarter served as a classic example of how stock market gains historically have tended to come in brief, intense bursts. If you subtract the results of the final three months, the S&P 500 Index would have been up a mere 1.65% for the year.

Much of the gain for 2004 can be credited to better-than-expected earnings, as 63% of the S&P 500 Index companies' most recent quarterly earnings reports exceeded Wall Street analysts' expectations. Also driving results was a positive change in market psychology. Early in the year, stock market investors were notably fretful about several issues: the war on terrorism, rising oil prices, rising short-term interest rates, uncertainty about the outcome of the Bush-Kerry presidential race and mixed economic signals,


INVESTMENT REVIEW
------------------------------------------------------------------------------------------------------------------------
                                                    CUMULATIVE TOTAL RETURNS         AVERAGE ANNUAL TOTAL RETURNS
 Periods Ended                          1 Year   3 Years  5 Years      Since   1 Year   3 Years  5 Years     Since
 December 31, 2004                                               Inception 1                           Inception 1
                                                                                       Class A (inception 10-1-97)
                                                                                       Class B (inception 4-30-02)
------------------------------------------------------------------------------------------------------------------------
 Scudder VIT Equity 500 Index Fund
   Class A                              10.59%       10.10%  (12.24)%  38.57%   10.59%     3.26%   (2.58)%   4.60%
   Class B                              10.32%        n/a      n/a     16.26%   10.32%      n/a      n/a     5.80%
------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index 2                        10.88%       11.15%  (10.98)%  42.53%   10.88%     3.59%   (2.30)%   5.01%
------------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index Objective
   Fund Average 3                       10.21%        9.14%  (13.33)%  37.72%   10.21%     2.96%   (2.82)%   4.51%
------------------------------------------------------------------------------------------------------------------------

ALL PERFORMANCE IN THIS REPORT IS HISTORICAL AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKETING CONDITIONS, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURN FIGURES QUOTED. FOR THE FUND'S MOST RECENT MONTH-END PERFORMANCE, CALL (800) 621-1048. PERFORMANCE QUOTED FOR THE FUND DOES NOT INCLUDE THE EFFECT OF CONTRACT CHARGES, WHICH WOULD LOWER THE RETURNS PRESENTED. RETURNS ARE NET OF THE FUND'S MANAGEMENT FEES AND OTHER OPERATING EXPENSES. RETURNS WOULD HAVE BEEN LOWER IF CERTAIN OF THE FUND'S FEES AND EXPENSES HAD NOT BEEN WAIVED. PERFORMANCE FIGURES FOR CLASSES A AND B DIFFER BECAUSE EACH CLASS MAINTAINS A DISTINCT EXPENSE STRUCTURE. TOTAL RETURN IS BASED ON NET CHANGE IN NET ASSET VALUE, ASSUMING THE REINVESTMENT OF ALL DISTRIBUTIONS.

--------------------------------------------------------------------------------
1 The Fund's inception dates are: Class A Shares: October 1, 1997, Class
  B Shares: April 30, 2002. Benchmark returns are for comparative purposes relative to Class A Shares and are for the period beginning September 30, 1997 for the S&P 500 Index and for the Lipper S&P 500 Index Objective Fund Average.
2 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------
 TEN LARGEST STOCK HOLDINGS
 As of December 31, 2004
 (percentages are based on total net assets of the Fund)
 A Fund's holdings are subject to change.
--------------------------------------------------------------------------------
   General Electric Co. ........................ 3.37%
   Exxon Mobil Corp. ........................... 2.88
   Microsoft Corp. ............................. 2.53
   Citigroup, Inc. ............................. 2.18
   Wal-Mart Stores, Inc. ....................... 1.95
   Pfizer, Inc. ................................ 1.77
   Bank of America Corp. ....................... 1.65
   Johnson & Johnson Co. ....................... 1.64
   American International Group, Inc. .......... 1.49
   International Business Machines Corp. ....... 1.43

   Information concerning portfolio holdings of the Fund as of the most recent month end will be posted to scudder.com on the 15th of the following month.

among other issues. In the fourth quarter, however, oil prices stabilized, the election was resolved, it became evident that the Federal Reserve would raise rates at a moderate pace, and economic news turned more favorable. As a result, bearishness gradually morphed into bullishness, and money increasingly flowed into stocks.

Q: WHICH AREAS WITHIN THE S&P 500 INDEX WERE THE BEST AND WORST PERFORMERS?

A: The S&P 500 Index concluded 2004 with a 10.88% return, which included a strong fourth quarter finish of 9.23%. Value stocks outpaced growth stocks both during the fourth quarter and year. During the quarter, the S&P 500 Barra Value Index1 rose 9.93% versus 8.51% for the S&P 500 Barra Growth Index.2 For the year, value stocks, up 15.71%, outperformed growth stocks, up 6.13%, by 9.58%. The small- and mid-cap segments continued their buoyant pace during the quarter with the S&P MidCap 400 Index 3 up 12.16% and the S&P SmallCap 600 Index 4 increasing by 13.00%. This year, the performance differential across capitalization segments was even more pronounced. For the year, the S&P MidCap 400 Index increased by 16.48%, while the S&P SmallCap 600 Index increased by 22.68%.

All S&P 500 Index sectors generated positive results for the year with the energy sector increasing the sharpest at 31.54%. Other strong-performing sectors for the year included utilities, telecomm services, and industrials, which advanced by 24.28%, 19.85% and 18.03%, respectively. Information technology and health care dampened the index's return advancing by only 2.54% and 1.67%, respectively, for the year.

Q: ANY FINAL THOUGHTS FOR INVESTORS?

A: Recent economic indicators point to both the manufacturing and nonmanufacturing indices easing from their high rates of expansion to more sustainable rates. In addition, US job growth continued at a moderate pace in December (157,000 new jobs), as the unemployment rate remained steady at 5.4%. And even though high energy costs and commodity inflation continued to have a braking effect on both consumer spending and earnings growth of companies, it would appear that US economic growth will continue at a moderate pace. While underlying income and spending trends have remained positive for the US consumer, some recent structural and directional changes, such as a low household savings rate, growing consumer spending debt levels and high fuel costs could constrain economic progress if job creation does not continue at a significantly strong pace.


--------------------------------------------------------------------------------
 SECTOR ALLOCATION
 As of December 31, 2004
 (percentages are based on market value* of total investments in the Fund)
 A Fund's sector allocation is subject to change.
--------------------------------------------------------------------------------
   Financials                                   20.66%
   Information Technology                       15.35
   Industrials                                  12.65
   Health Care                                  12.12
   Consumer Discretionary                       11.73
   Consumer Staples                             10.53
   Energy                                        6.95
   Telecommunication Services                    3.27
   Utilities                                     3.16
   Other                                         3.58
                                               ------
                                               100.00%
                                               ======

  *Excluding Cash Equivalents &Securities Lending Collateral.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 S&P 500 Barra Value Index is an unmanaged capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.
2 The S&P 500 Barra Growth Index is an unmanaged capitalization-weighted index of all the stocks in the S&P 500 Index that have high price-to-book ratios.
3 S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of
  400 mid-sized US companies.
4 S&P SmallCap 600 Index is an unmanaged index that tracks the stock movement of
  600 small-cap US companies.
Index returns assume reinvestment of dividends and capital gains, and unlike fund returns, do not reflect fees and expenses. A direct investment in an index is not possible.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER.
THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION.

--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Scudder VIT Equity 500 Index Fund--Class A Shares and S&P 500 Index Growth of a $10,000 Investment (Since Inception)

               Scudder VIT Equity
                   500 Index Fund                      S&P 500 Index
10/1/97                   $10,000                            $10,000
10/31/97                    9,600                              9,666
11/30/97                   10,020                             10,114
12/31/97                   10,190                             10,287
1/31/98                    10,300                             10,402
2/28/98                    11,030                             11,152
3/31/98                    11,580                             11,723
4/30/98                    11,770                             11,841
5/31/98                    11,560                             11,637
6/30/98                    12,030                             12,110
7/31/98                    11,870                             11,981
8/31/98                    10,180                             10,249
9/30/98                    10,820                             10,906
10/31/98                   11,690                             11,793
11/30/98                   12,390                             12,507
12/31/98                   13,116                             13,228
1/31/99                    13,641                             13,780
2/28/99                    13,219                             13,352
3/31/99                    13,744                             13,886
4/30/99                    14,259                             14,423
5/31/99                    13,919                             14,083
6/30/99                    14,682                             14,865
7/31/99                    14,218                             14,401
8/31/99                    14,146                             14,330
9/30/99                    13,765                             13,938
10/31/99                   14,620                             14,820
11/30/99                   14,908                             15,121
12/31/99                   15,789                             16,011
1/31/00                    14,999                             15,208
2/29/00                    14,718                             14,920
3/31/00                    16,153                             16,379
4/30/00                    15,665                             15,886
5/31/00                    15,342                             15,561
6/30/00                    15,717                             15,945
7/31/00                    15,467                             15,696
8/31/00                    16,424                             16,671
9/30/00                    15,550                             15,791
10/31/00                   15,488                             15,724
11/30/00                   14,260                             14,485
12/31/00                   14,331                             14,556
1/31/01                    14,831                             15,073
2/28/01                    13,478                             13,698
3/31/01                    12,624                             12,830
4/30/01                    13,603                             13,827
5/31/01                    13,686                             13,919
6/30/01                    13,353                             13,581
7/30/01                    13,218                             13,448
8/31/01                    12,385                             12,606
9/30/01                    11,375                             11,588
10/31/01                   11,594                             11,809
11/30/01                   12,479                             12,715
12/31/01                   12,585                             12,827
1/31/02                    12,396                             12,639
2/28/02                    12,155                             12,395
3/31/02                    12,606                             12,861
4/30/02                    11,840                             12,082
5/31/02                    11,756                             11,993
6/30/02                    10,905                             11,139
7/30/02                    10,064                             10,271
8/31/02                    10,127                             10,338
9/30/02                     9,024                              9,214
10/31/02                    9,812                             10,025
11/30/02                   10,390                             10,615
12/31/02                    9,777                              9,992
1/31/03                     9,522                              9,731
2/28/03                     9,373                              9,585
3/31/03                     9,469                              9,678
4/30/03                    10,237                             10,475
5/31/03                    10,765                             11,027
6/30/03                    10,904                             11,168
7/30/03                    11,098                             11,365
8/30/03                    11,314                             11,586
9./30/03                   11,184                             11,463
10/30/03                   11,819                             12,112
11/30/03                   11,916                             12,219
12/31/03                   12,530                             12,859
1/31/04                    12,756                             13,096
2/28/04                    12,928                             13,278
3/31/04                    12,734                             13,077
4/30/04                    12,529                             12,872
5/31/04                    12,703                             13,048
6/30/04                    12,943                             13,297
7/31/04                    12,518                             12,853
8/31/04                    12,562                             12,901
9/30/04                    12,693                             13,036
10/31/04                   12,888                             13,232
11/30/04                   13,410                             13,763
12/31/04                   13,857                             14,253

Graph start date for S&P 500 Index is 9/30/97.

Not depicted in graph: growth of $10,000 for B Shares from inception through December 31, 2004:$11,626.

-----------------------------------------------------------------------------------------------------------------
                                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                                                                 Since Inception
 Periods Ended                                                      1 Year     3 Years     5 Years       Class A
 December 31, 2004                                                                                       10-1-97
-----------------------------------------------------------------------------------------------------------------
 Scudder VIT Equity 500 Index Fund--Class A Shares                 10.59%        3.26%      (2.58)%        4.60%
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                                                                 Since Inception
 Periods Ended                                                                                1 Year     Class B
 December 31, 2004                                                                                       4-30-02
-----------------------------------------------------------------------------------------------------------------
 Scudder VIT Equity 500 Index Fund--Class B Shares                                            10.32%        5.80%
-----------------------------------------------------------------------------------------------------------------

ALL PERFORMANCE IN THIS REPORT IS HISTORICAL AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKETING CONDITIONS, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURN FIGURES QUOTED. FOR THE FUND'S MOST RECENT MONTH-END PERFORMANCE, CALL (800) 621-1048. PERFORMANCE QUOTED FOR THE FUND DOES NOT INCLUDE THE EFFECT OF CONTRACT CHARGES, WHICH WOULD LOWER THE RETURNS PRESENTED. RETURNS ARE NET OF THE FUND'S MANAGEMENT FEES AND OTHER OPERATING EXPENSES. RETURNS WOULD HAVE BEEN LOWER IF CERTAIN OF THE FUND'S FEES AND EXPENSES HAD NOT BEEN WAIVED. PERFORMANCE FIGURES FOR CLASSES A AND B DIFFER BECAUSE EACH CLASS MAINTAINS A DISTINCT EXPENSE STRUCTURE. TOTAL RETURN IS BASED ON NET CHANGE IN NET ASSET VALUE, ASSUMING THE REINVESTMENT OF ALL DISTRIBUTIONS.

--------------------------------------------------------------------------------
1 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The 'Ending Account Value' shown is derived from the fund's ACTUAL return for the past six month period, the 'Expense Ratio' column shows the period's annualized expense ratio, and the 'Expenses Paid During Period' column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled 'Expenses Paid During Period.'

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires open-end mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ONGOING costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Scudder VIT Equity 500 Index Fund does not charge any sales loads, redemption fees or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                               Expenses Paid
                 Beginning         Ending                      During Period
              Account Value    Account Value    Expense          7/01/04-
                  7/01/04         12/31/04       Ratio 1         12/31/04 2
--------------------------------------------------------------------------------
SCUDDER VIT EQUITY 500 INDEX FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A          $1,000.00       $1,070.60       0.30%            $1.56
Class B          $1,000.00       $1,068.90       0.55%            $2.86

HYPOTHETICAL 5% RETURN
Class A          $1,000.00       $1,023.63       0.30%            $1.53
Class B          $1,000.00       $1,022.37       0.55%            $2.80

--------------------------------------------------------------------------------
1 Annualized, based on the Class's most recent fiscal half-year expenses.
2 Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS December 31, 2004

     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------
              COMMON STOCKS--98.74%
     57,000   3M Co. .....................$  4,677,990
    116,400   Abbott Laboratories ........   5,430,060
     21,800   ACE Ltd. ...................     931,950
     68,900   ADC Telecommunications,
               Inc. 1 ....................     184,652
     17,500   Adobe Systems, Inc. ........   1,097,950
      3,200   Adolph Coors Co.--Class B ..     242,144
     28,800   Advanced Micro Devices,
               Inc. 1 ....................     634,176
     45,200   AES Corp. 1 ................     617,884
     10,800   Aetna, Inc. ................   1,347,300
      8,800   Affiliated Computer
               Services, Inc.--
               Class A 1 .................     529,672
     37,400   AFLAC, Inc. ................   1,490,016
     34,718   Agilent Technologies, Inc. 1     836,704
     17,400   Air Products &
               Chemicals, Inc. ...........   1,008,678
      5,500   Alberto-Culver Co. .........     267,135
     27,142   Albertsons, Inc. ...........     648,151
     64,276   Alcoa, Inc. ................   2,019,552
      8,000   Allegheny Energy, Inc. 1 ...     157,680
      7,650   Allegheny Technologies, Inc.     165,775
      9,200   Allergan, Inc. .............     745,844
     19,600   Allied Waste Industries,
               Inc. 1 ....................     181,888
     52,200   Allstate Corp. .............   2,699,784
     23,600   ALLTEL Corp. ...............   1,386,736
     28,400   Altera Corp. 1 .............     587,880
    150,700   Altria Group, Inc. .........   9,207,770
      8,250   Ambac Financial Group, Inc.      677,572
      6,300   Amerada Hess Corp. .........     518,994
     12,700   Ameren Corp. ...............     636,778
     27,040   American Electric Power Co.      928,554
     92,000   American Express Co. .......   5,186,040
    191,189   American International
               Group, Inc. ...............  12,555,382
     15,700   American Power
               Conversion Corp. ..........     335,980
     16,900   American Standard
               Cos., Inc. 1 ..............     698,308
      7,384   AmerisourceBergen Corp. ....     433,293
     93,208   Amgen, Inc. 1 ..............   5,979,293
     23,100   AmSouth Bancorp ............     598,290
     17,121   Anadarko Petroleum Co. .....   1,109,612
     26,700   Analog Devices, Inc. .......     985,764
     13,400   Andrew Corp. 1 .............     182,642
     59,400   Anheuser-Busch Cos., Inc. ..   3,013,362
     25,100   AON Corp. ..................     598,886
     24,312   Apache Corp. ...............   1,229,458
      7,100   Apartment Investment &
               Management Co.--Class A ...     273,634
     14,163   Apollo Group, Inc.--
               Class A 1 .................   1,143,096
     29,200   Apple Computer, Inc. 1 .....   1,880,480
     13,300   Applera Corp.--Applied
               Biosystems Group ..........     278,103
    122,900   Applied Materials, Inc. 1 ..   2,101,590
     29,400   Applied Micro Circuits Corp. 1   123,774
     50,575   Archer-Daniels-Midland Co. .   1,128,328

     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------
     12,700   Archstone--Smith Trust .....$    486,410
      6,100   Ashland, Inc. ..............     356,118
     58,004   AT&T Corp. .................   1,105,556
     17,800   AutoDesk, Inc. .............     675,510
     43,900   Automatic Data
               Processing, Inc. ..........   1,946,965
     18,200   AutoNation, Inc. 1 .........     349,622
      5,500   AutoZone, Inc. 1 ...........     502,205
     34,430   Avaya, Inc. 1 ..............     592,196
      7,500   Avery Dennison Corp. .......     449,775
     33,600   Avon Products, Inc. ........   1,300,320
     26,640   Baker Hughes, Inc. .........   1,136,729
      7,600   Ball Corp. .................     334,248
    296,310   Bank of America Corp. ......  13,923,607
     59,900   Bank of New York Co., Inc. .   2,001,858
      6,900   Bard (C. R.), Inc. .........     441,462
      4,600   Bausch & Lomb ..............     296,516
     47,200   Baxter International, Inc. .   1,630,288
     40,900   BB&T Corp. .................   1,719,845
      7,072   Bear Stearns Cos., Inc. ....     723,536
     19,800   Becton, Dickinson & Co. ....   1,124,640
     23,300   Bed Bath & Beyond, Inc. 1 ..     928,039
    135,800   BellSouth Corp. ............   3,773,882
      6,200   Bemis Co., Inc. ............     180,358
     23,350   Best Buy Co., Inc. .........   1,387,457
      6,800   Big Lots, Inc. 1 ...........      82,484
     24,590   Biogen Idec, Inc. 1 ........   1,637,940
     19,825   Biomet, Inc. ...............     860,207
     13,000   BJ Services Co. ............     605,020
      5,400   Black & Decker Corp. .......     476,982
     13,000   Block (H&R), Inc. ..........     637,000
     15,900   BMC Software, Inc. 1 .......     295,740
     63,100   Boeing Co. .................   3,266,687
     63,400   Boston Scientific Corp. 1 ..   2,253,870
    146,246   Bristol-Myers Squibb Co. ...   3,746,823
     23,456   Broadcom Corp.--Class A 1 ..     757,160
      7,400   Brown-Forman Corp. .........     360,232
      7,500   Brunswick Corp. ............     371,250
     28,500   Burlington Northern
               Santa Fe Corp. ............   1,348,335
     30,200   Burlington Resources, Inc. .   1,313,700
     45,889   Calpine Corp. 1,2 ..........     180,803
     28,000   Campbell Soup Co. ..........     836,920
     17,300   Capital One Financial Corp.    1,456,833
     31,149   Cardinal Health, Inc. ......   1,811,314
     32,800   Caremark Rx, Inc. 1 ........   1,293,304
     47,000   Carnival Corp. .............   2,708,610
     25,000   Caterpillar, Inc. ..........   2,437,750
     76,493   Cendant Corp. ..............   1,788,406
     20,200   CenterPoint Energy, Inc. ...     228,260
      9,000   Centex Corp. ...............     536,220
     10,950   CenturyTel, Inc. ...........     388,396
    154,866   ChevronTexaco Corp. ........   8,132,014
     14,900   Chiron Corp. 1 .............     496,617

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS December 31, 2004

     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------
     14,500   Chubb Corp. ................$  1,115,050
     47,900   Ciena Corp. 1 ..............     159,986
      9,400   CIGNA Corp. ................     766,758
     10,665   Cincinnati Financial Corp. .     472,033
     11,300   Cinergy Corp. ..............     470,419
     13,500   Cintas Corp. ...............     592,110
     16,000   Circuit City Stores, Inc. ..     250,240
    488,500   Cisco Systems, Inc. 1,2 ....   9,428,050
     14,900   CIT Group, Inc. ............     682,718
    381,274   Citigroup, Inc. ............  18,369,781
     26,300   Citizens Communications Co.      362,677
     13,300   Citrix Systems, Inc. 1 .....     326,249
     41,834   Clear Channel Communications,
               Inc. ......................   1,401,021
     12,400   Clorox Co. .................     730,732
     13,716   CMS Energy Corp. 1 .........     143,332
     13,200   Coach, Inc. 1 ..............     744,480
    176,800   Coca-Cola Co. ..............   7,360,184
     36,100   Coca-Cola Enterprises, Inc.      752,685
     40,200   Colgate-Palmolive Co. ......   2,056,632
    165,986   Comcast Corp.--Class A 1 ...   5,524,014
     13,400   Comerica, Inc. .............     817,668
      7,400   Compass Bancshares, Inc. ...     360,158
     41,950   Computer Associates
               International, Inc. .......   1,302,967
     14,800   Computer Sciences Corp. 1 ..     834,276
     31,600   Compuware Corp. 1 ..........     204,452
     15,698   Comverse Technology, Inc. 1      383,816
     39,900   ConAgra Foods, Inc. ........   1,175,055
     51,544   ConocoPhillips .............   4,475,566
     18,500   Consolidated Edison Co. of
               New York, Inc. ............     809,375
     13,300   Constellation Energy Group .     581,343
      9,700   Convergys Corp. 1 ..........     145,403
      6,300   Cooper Industries Ltd.--
               Class A ...................     427,707
      7,200   Cooper Tire & Rubber Co. ...     155,160
    100,749   Corning, Inc. 1 ............   1,185,816
     35,400   Costco Cos., Inc. ..........   1,713,714
     41,598   Countrywide Financial Corp.    1,539,542
     14,500   CSX Corp. ..................     581,160
      3,600   Cummins, Inc. ..............     301,644
     28,300   CVS Corp. ..................   1,275,481
     10,685   Dana Corp. .................     185,171
     23,200   Danaher Corp. ..............   1,331,912
     11,050   Darden Restaurants, Inc. ...     306,527
     18,300   Deere & Co. ................   1,361,520
    184,200   Dell, Inc. 1 ...............   7,762,188
     35,973   Delphi Corp. ...............     324,476
      9,500   Delta Air Lines, Inc. 1,2 ..      71,060
     37,400   Devon Energy Corp. .........   1,455,608
      7,100   Dillard's, Inc.--Class A ...     190,777
     24,847   Dollar General Corp. .......     516,072
     25,716   Dominion Resources, Inc. ...   1,742,002

     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------
     15,700   Dover Corp. ................$    658,458
     70,316   Dow Chemical Co. ...........   3,481,345
      4,700   Dow Jones & Co., Inc. ......     202,382
     11,900   DTE Energy Co. .............     513,247
     73,845   Du Pont (E.I.) de
               Nemours & Co. .............   3,622,097
     69,800   Duke Energy Corp. 2 ........   1,768,034
     28,735   Dynegy, Inc.--Class A 1 ....     132,756
     29,300   E*TRADE Financial Corp. 1 ..     438,035
      6,400   Eastman Chemical Co. .......     369,472
     20,100   Eastman Kodak Co. ..........     648,225
     10,200   Eaton Corp. ................     738,072
     48,581   eBay, Inc. 1 ...............   5,648,999
     17,300   Ecolab, Inc. ...............     607,749
     25,400   Edison International .......     813,562
     44,186   El Paso Corp. ..............     459,534
     22,500   Electronic Arts, Inc. 1 ....   1,387,800
     36,200   Electronic Data Systems Corp.    836,220
    176,600   EMC Corp. 1 ................   2,626,042
     31,300   Emerson Electric Co. .......   2,194,130
      8,500   Engelhard Corp. ............     260,695
     17,600   Entergy Corp. ..............   1,189,584
      8,000   EOG Resources, Inc. ........     570,880
      8,200   Equifax, Inc. ..............     230,420
     32,000   Equity Office Properties
               Trust .....................     931,840
     23,100   Equity Residential .........     835,758
     50,550   Exelon Corp. ...............   2,227,738
      6,300   Express Scripts, Inc. 1 ....     481,572
    474,517   Exxon Mobil Corp. ..........  24,323,741
     13,726   Family Dollar Stores, Inc. .     428,663
     71,700   Fannie Mae .................   5,105,757
     12,200   Federated Department
               Stores, Inc. ..............     705,038
      6,400   Federated Investors, Inc.--
               Class B ...................     194,560
     21,860   FedEx Corp. ................   2,152,991
     42,692   Fifth Third Bancorp ........   2,018,478
     62,519   First Data Corp. ...........   2,659,558
     10,500   First Horizon National Corp.     452,655
     26,284   FirstEnergy Corp. ..........   1,038,481
     15,701   Fiserv, Inc. 1 .............     631,023
      8,600   Fisher Scientific
               International, Inc. 1 .....     536,468
      7,000   Fluor Corp. ................     381,570
    138,902   Ford Motor Co. .............   2,033,525
     26,500   Forest Laboratories, Inc. 1    1,188,790
     10,900   Fortune Brands, Inc. .......     841,262
     12,800   FPL Group, Inc. ............     956,800
     19,400   Franklin Resources, Inc. ...   1,351,210
     51,800   Freddie Mac ................   3,817,660
     13,300   Freeport-McMoran Copper &
               Gold, Inc.--Class B .......     508,459
     29,032   Freescale Semiconductor, Inc.--
               Class B 1 .................     533,028
     20,300   Gannet Co., Inc. ...........   1,658,510
     65,625   Gap, Inc. ..................   1,386,000

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS December 31, 2004

     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------
     23,300   Gateway, Inc. 1 ............$    140,033
     15,000   General Dynamics Corp. .....   1,569,000
    778,100   General Electric Co. .......  28,400,650
     29,064   General Mills, Inc. ........   1,444,771
     40,230   General Motors Corp. .......   1,611,614
     11,200   Genuine Parts Co. ..........     493,472
     17,700   Genzyme Corp. 1 ............   1,027,839
     17,677   Georgia-Pacific Corp. ......     662,534
     30,908   Gilead Sciences, Inc. 1 ....   1,081,471
     74,200   Gillette Co. ...............   3,322,676
     22,600   Golden West Financial Group    1,388,092
     35,400   Goldman Sachs Group, Inc. ..   3,683,016
      7,200   Goodrich Corp. .............     235,008
     14,700   Goodyear Tire &
               Rubber Co. 1,2 ............     215,502
      5,700   Grainger (W.W.), Inc. ......     379,734
      3,600   Great Lakes Chemical Corp. .     102,564
     22,900   Guidant Corp. ..............   1,651,090
     31,300   Halliburton Co. ............   1,228,212
     21,700   Harley-Davidson, Inc. ......   1,318,275
      9,100   Harrah's Entertainment, Inc.     608,699
     21,051   Hartford Financial
               Services Group, Inc. ......   1,459,045
     14,359   Hasbro, Inc. ...............     278,277
     30,700   HCA, Inc. ..................   1,226,772
     19,700   Health Management Associates,
               Inc.--Class A .............     447,584
     26,200   Heinz (H. J.) Co. ..........   1,021,538
      6,400   Hercules, Inc. 1 ...........      95,040
     17,600   Hershey Foods Corp. ........     977,504
    222,626   Hewlett-Packard Co. ........   4,668,467
     27,700   Hilton Hotels Corp. ........     629,898
    160,800   Home Depot, Inc. ...........   6,872,592
     64,975   Honeywell International, Inc.  2,300,765
     10,380   Hospira, Inc. 1 ............     347,730
     12,800   Humana, Inc. 1 .............     380,032
     15,650   Huntington Bancshares, Inc.      387,807
     22,800   Illinois Tool Works, Inc. ..   2,113,104
     15,400   IMS Health, Inc. ...........     357,434
     13,300   Ingersoll-Rand Co.--
               Class A ...................   1,067,990
    466,100   Intel Corp. 2 ..............  10,902,079
    122,155   International Business
               Machines Corp. ............  12,042,040
      5,500   International Flavors &
               Fragrances, Inc. ..........     235,620
     24,168   International Game Technology    830,896
     36,708   International Paper Co. ....   1,541,736
     28,800   Interpublic Group of
               Cos., Inc. 1 ..............     385,920
     14,600   Intuit, Inc. 1 .............     642,546
      7,200   ITT Industries, Inc. .......     608,040
     13,300   Jabil Circuit, Inc. 1 ......     340,214
     14,800   Janus Capital Group, Inc. ..     248,788
    114,755   JDS Uniphase Corp. 1 .......     363,773
      9,300   Jefferson-Pilot Corp. ......     483,228
    217,818   Johnson & Johnson Co. ......  13,814,018

     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------
     14,000   Johnson Controls, Inc. .....$    888,160
      7,897   Jones Apparel Group, Inc. ..     288,793
    260,844   JPMorgan Chase & Co. .......  10,175,524
      3,900   KB HOME ....................     407,160
     31,000   Kellogg Co. ................   1,384,460
     10,136   Kerr-McGee Corp. ...........     585,759
     30,800   KeyCorp ....................   1,044,120
     11,100   KeySpan Corp. ..............     437,895
     37,000   Kimberly-Clark Corp. .......   2,434,970
     10,100   Kinder Morgan, Inc. ........     738,613
     16,321   King Pharmaceuticals, Inc. 1     202,380
     15,000   KLA-Tencor Corp. 1 .........     698,700
      6,400   Knight-Ridder, Inc. ........     428,416
     24,600   Kohl's Corp. 1 .............   1,209,582
     54,700   Kroger Co.1 ................     959,438
      7,800   L-3 Communications
                Holdings, Inc. ...........     571,272
     10,100   Laboratory Corp. of
                America Holdings 1 .......     503,182
     12,700   Leggett & Platt, Inc. ......     361,061
     19,122   Lehman Brothers
                Holdings, Inc. ...........   1,672,793
      9,000   Lexmark International, Inc. 1    765,000
     84,400   Lilly (Eli) & Co. ..........   4,789,700
     31,676   Limited Brands .............     729,182
     13,600   Lincoln National Corp. .....     634,848
     23,400   Linear Technology Corp. ....     906,984
      7,400   Liz Claiborne, Inc. ........     312,354
     34,000   Lockheed Martin Corp. ......   1,888,700
     12,800   Loews Corp. ................     899,840
      9,500   Louisiana-Pacific Corp. ....     254,030
     56,700   Lowe's Cos., Inc. ..........   3,265,353
     32,300   LSI Logic Corp. 1 ..........     177,004
    333,960   Lucent Technologies, Inc. 1    1,255,690
      8,500   M&T Bank Corp. .............     916,640
      7,500   Manor Care, Inc. ...........     265,725
     26,000   Marathon Oil Corp. .........     977,860
     17,500   Marriott International, Inc.--
                Class A ..................   1,102,150
     39,900   Marsh & McLennan Cos., Inc.    1,312,710
     14,500   Marshall & Ilsley Corp. ....     640,900
     34,700   Masco Corp. ................   1,267,591
     30,200   Mattel, Inc. ...............     588,598
     23,000   Maxim Integrated
                Products, Inc. ...........     974,970
     22,850   May Department Stores Co. ..     671,790
      6,700   Maytag Corp. ...............     141,370
     11,300   MBIA, Inc. .................     715,064
     95,940   MBNA Corp. .................   2,704,549
      8,400   McCormick & Co., Inc. ......     324,240
     92,400   McDonald's Corp. ...........   2,962,344
     14,800   McGraw-Hill Cos., Inc. .....   1,354,792
     20,525   McKesson Corp. .............     645,716
     13,365   MeadWestvaco Corp. .........     452,940
     19,166   Medco Health Solutions, Inc. 1   797,306
     19,400   MedImmune, Inc. 1 ..........     525,934
     89,200   Medtronic, Inc. 2 ..........   4,430,564

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS December 31, 2004

     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------
     28,600   Mellon Bank Corp. ..........$    889,746
    162,462   Merck & Co., Inc. ..........   5,221,529
      7,000   Mercury Interactive Corp. 1      318,850
      2,900   Meredith Corp. .............     157,180
     69,900   Merrill Lynch & Co., Inc. ..   4,177,923
     56,100   MetLife, Inc. ..............   2,272,611
      6,900   MGIC Investment ............     475,479
     42,439   Micron Technology, Inc. 1 ..     524,122
    800,400   Microsoft Corp. ............  21,378,684
      2,800   Millipore Corp. 1 ..........     139,468
     14,700   Molex, Inc. ................     441,000
     20,621   Monsanto Co. ...............   1,145,497
      9,519   Monster Worldwide, Inc. 1 ..     320,219
     11,600   Moody's Corp. ..............   1,007,460
     82,000   Morgan Stanley .............   4,552,640
    177,481   Motorola, Inc. .............   3,052,673
     20,300   Mylan Laboratories, Inc. 2 .     358,904
     10,094   Nabors Industries Ltd.1 ....     517,721
     52,300   National City Corp. ........   1,963,865
     25,000   National Semiconductor Corp.     448,750
      6,100   Navistar International Corp. 1   268,278
      7,500   NCR Corp. 1 ................     519,225
     27,300   Network Appliance, Inc. 1 ..     906,906
      9,500   New York Times Co.--Class A      387,600
     17,524   Newell Rubbermaid, Inc. ....     423,906
     32,000   Newmont Mining Corp. .......   1,421,120
    192,600   News Corp.--Class A ........   3,593,916
     80,800   Nextel Communication, Inc.--
               Class A 1 .................   2,424,000
      2,700   Nicor, Inc. ................      99,738
     20,000   Nike, Inc.--Class B ........   1,813,800
     18,108   NiSource, Inc. .............     412,500
     11,200   Noble Corp. 1 ..............     557,088
     10,800   Nordstrom, Inc. ............     504,684
     30,500   Norfolk Southern Corp. .....   1,103,795
     33,150   North Fork
               Bancorporation, Inc. ......     956,377
     14,300   Northern Trust Corp. .......     694,694
     25,942   Northrop Grumman Corp. .....   1,410,207
     31,000   Novell, Inc. 1 .............     209,250
     11,300   Novellus Systems, Inc. 1 ...     315,157
     11,800   Nucor Corp. ................     617,612
     13,500   NVIDIA Corp. 1 .............     318,060
     30,600   Occidental Petroleum Corp. .   1,785,816
     24,800   Office Depot, Inc. 1 .......     430,528
      8,200   OfficeMax, Inc. ............     257,316
     13,700   Omnicom Group, Inc. ........   1,155,184
    376,800   Oracle Corp. 1 .............   5,169,696
     13,525   PACCAR, Inc. ...............   1,088,492
      9,300   Pactiv Corp. 1 .............     235,197
      7,100   Pall Corp. .................     205,545
     15,000   Parametric Technology Corp. 1     88,350
      9,500   Parker-Hannifin Corp. ......     719,530

     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------
     29,400   Paychex, Inc. ..............$  1,001,952
     19,900   Penney (J.C.) Co., Inc. ....     823,860
      2,200   Peoples Energy Corp. .......      96,690
     16,592   Pepsi Bottling Group, Inc. .     448,648
    124,560   PepsiCo, Inc. ..............   6,502,032
      7,700   PerkinElmer, Inc. ..........     173,173
    553,843   Pfizer, Inc. ...............  14,892,838
     31,600   PG&E Corp. 1 ...............   1,051,648
      6,620   Phelps Dodge Corp. .........     654,850
      5,300   Pinnacle West Capital Corp.      235,373
     15,500   Pitney Bowes, Inc. .........     717,340
     11,700   Plum Creek Timber
               Co., Inc., REIT ...........     449,748
     15,024   PMC-Sierra, Inc. 1 .........     169,020
     22,000   PNC Financial Services Group   1,263,680
      5,600   Power-One, Inc. 1 ..........      49,952
     11,500   PPG Industries, Inc. .......     783,840
     13,760   PPL Corp. ..................     733,133
     25,200   Praxair, Inc. ..............   1,112,580
     20,900   Principal Financial
               Group, Inc. ...............     855,646
    185,727   Procter & Gamble Co. .......  10,229,843
     17,408   Progress Energy, Inc. ......     787,538
     15,100   Progressive Corp. ..........   1,281,084
     11,800   ProLogis ...................     511,294
     19,000   Providian Financial Corp. 1      312,930
     39,200   Prudential Financial, Inc. .   2,154,432
     18,800   Public Service Enterprise
               Group, Inc. ...............     973,276
      8,800   Pulte Homes, Inc. ..........     561,440
      7,300   Qlogic Corp. 1 .............     268,129
    121,800   QUALCOMM, Inc. .............   5,164,320
      7,522   Quest Diagnostics, Inc. ....     718,727
    128,791   Qwest Communications
               International, Inc. 1 .....     571,832
     14,300   R.R. Donnelley & Sons Co. ..     504,647
     12,900   RadioShack Corp. ...........     424,152
     34,100   Raytheon Co. ...............   1,324,103
      5,300   Reebok International Ltd. ..     233,200
     31,926   Regions Financial Corp. ....   1,136,246
     10,800   Reynolds American, Inc. ....     848,880
     12,000   Robert Half
               International, Inc. .......     353,160
     13,800   Rockwell Automation, Inc. ..     683,790
     11,700   Rockwell Collins, Inc. .....     461,448
     15,042   Rohm & Haas Co. ............     665,308
      9,600   Rowan Cos., Inc. 1 .........     248,640
      4,200   Ryder System, Inc. .........     200,634
      8,290   Sabre Holdings Corp. .......     183,706
     10,600   SAFECO Corp. ...............     553,744
     30,600   Safeway, Inc. 1 ............     604,044
     40,900   Sanmina--SCI Corp. 1 .......     346,423
     61,200   Sara Lee Corp. .............   1,477,368
    247,165   SBC Communications, Inc. ...   6,369,442
    109,300   Schering-Plough Corp. ......   2,282,184
     42,700   Schlumberger Ltd. ..........   2,858,765

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS December 31, 2004

     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------
    103,100   Schwab (Charles) Corp. .....$  1,233,076
     11,900   Scientific Atlanta, Inc. ...     392,819
      5,353   Sealed Air Corp. 1 .........     285,154
     14,700   Sears, Roebuck & Co. .......     750,141
     18,910   Sempra Energy ..............     693,619
     10,300   Sherwin-Williams Co. .......     459,689
     39,184   Siebel Systems, Inc. 1 .....     411,432
      6,000   Sigma-Aldrich Corp. ........     362,760
     17,400   Simon Property Group, Inc. .   1,125,258
     32,700   SLM Corp. ..................   1,745,853
      3,400   Snap-On, Inc. ..............     116,824
     66,900   Solectron Corp. 1 ..........     356,577
     56,200   Southern Co. ...............   1,883,824
     57,525   Southwest Airlines Co. .....     936,507
     26,651   Sovereign Bancorp, Inc. ....     600,980
    107,200   Sprint Corp. (FON Group) ...   2,663,920
     25,244   St. Jude Medical, Inc. 1 ...   1,058,481
     47,756   St. Paul Travelers Cos., Inc.  1,770,315
      7,100   Stanley Works ..............     347,829
     38,350   Staples, Inc. ..............   1,292,779
     30,100   Starbucks Corp. 1 ..........   1,877,036
     14,232   Starwood Hotels & Resorts
               Worldwide, Inc. ...........     831,149
     26,000   State Street Corp. .........   1,277,120
     30,702   Stryker Corp. ..............   1,481,372
    254,400   Sun Microsystems, Inc. 1 ...   1,368,672
     20,900   SunGard Data Systems, Inc. 1     592,097
      6,100   Sunoco, Inc. ...............     498,431
     28,500   SunTrust Banks, Inc. .......   2,105,580
      8,200   SuperValu, Inc. ............     283,064
     45,600   Symantec Corp. 1 ...........   1,174,656
     15,550   Symbol Technologies, Inc. ..     269,015
     20,150   Synovus Financial Corp. ....     575,887
     48,500   Sysco Corp. ................   1,851,245
     10,600   T. Rowe Price Group, Inc. ..     659,320
     66,400   Target Corp. ...............   3,448,152
     10,900   TECO Energy, Inc. ..........     167,206
      5,500   Tektronix, Inc. ............     166,155
     35,100   Tellabs, Inc. 1 ............     301,509
      4,500   Temple-Inland, Inc. ........     307,800
     30,650   Tenet Healthcare Corp. 1 ...     336,537
     15,500   Teradyne, Inc. 1 ...........     264,585
    125,791   Texas Instruments, Inc. ....   3,096,974
      9,600   Textron, Inc. ..............     708,480
     10,400   Thermo Electron Corp. 1 ....     313,976
      9,500   Tiffany & Co. ..............     303,715
    335,048   Time Warner, Inc. 1 ........   6,513,333
     34,400   TJX Cos., Inc. .............     864,472
      7,500   Torchmark Corp. ............     428,550
     17,500   Toys 'R' Us, Inc. 1 ........     358,225
     22,520   Transocean, Inc. 1 .........     954,623
     24,425   Tribune Co. ................   1,029,270

     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------
     18,300   TXU Corp. ..................$  1,181,448
    146,906   Tyco International Ltd. ....   5,250,420
    140,470   U.S. Bancorp ...............   4,399,520
     18,300   Union Pacific Corp. ........   1,230,675
     21,300   Unisys Corp. 1 .............     216,834
     83,472   United Parcel Service, Inc.--
                Class B ..................   7,133,517
      8,900   United States Steel Corp. ..     456,125
     37,800   United Technologies Corp. ..   3,906,630
     48,400   UnitedHealth Group, Inc. ...   4,260,652
     23,900   Univision Communications, Inc.--
               Class A 1 .................     699,553
     20,800   Unocal Corp. ...............     899,392
     24,649   UnumProvident Corp. ........     442,203
     13,400   UST, Inc. ..................     644,674
      7,900   V.F. Corp. .................     437,502
     18,400   Valero Energy Corp. ........     835,360
     31,436   VERITAS Software Corp. 1 ...     897,498
    202,450   Verizon Communications, Inc.   8,201,250
    125,825   Viacom, Inc.--Class B ......   4,578,772
     12,636   Visteon Corp. ..............     123,454
      6,400   Vulcan Materials Co. .......     349,504
    119,821   Wachovia Corp. .............   6,302,585
    311,100   Wal-Mart Stores, Inc. ......  16,432,302
     76,400   Walgreen Co. ...............   2,931,468
    150,400   Walt Disney Co. ............   4,181,120
     62,448   Washington Mutual, Inc. ....   2,640,301
     42,197   Waste Management, Inc. .....   1,263,378
      8,200   Waters Corp. 1                   383,678
      8,400   Watson Pharmaceuticals, Inc.    1275,604
     21,364   WellPoint, Inc. 1 ..........   2,456,860
    126,200   Wells Fargo & Co. ..........   7,843,330
      9,800   Wendy's International, Inc.      384,748
     18,900   Weyerhaeuser Co. ...........   1,270,458
      4,900   Whirlpool Corp. ............     339,129
     43,123   Williams Cos., Inc. ........     702,474
     16,700   Wrigley, (Wm.) Jr., Co. ....   1,155,473
     99,700   Wyeth ......................   4,246,223
     28,015   Xcel Energy, Inc. ..........     509,873
     72,800   Xerox Corp. 1 ..............   1,238,328
     26,200   Xilinx, Inc. ...............     776,830
      9,400   XL Capital Ltd.--Class A ...     729,910
     19,200   XTO Energy, Inc. ...........     679,296
    102,300   Yahoo!, Inc. 1 .............   3,854,664
     20,300   Yum! Brands, Inc. ..........     957,754
     18,264   Zimmer Holdings, Inc. 1 ....   1,463,312
      7,700   Zions Bancorp ..............     523,831
                                           -----------
TOTAL COMMON STOCKS
   (Cost $811,767,492) ................... 833,008,263
                                           -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS December 31, 2004

  PRINCIPAL
   AMOUNT     SECURITY                           VALUE
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS--0.88%
              U.S. TREASURY BILLS 3--0.88%
 $   36,000    1.85%, 01/06/05 ............$     35,994
    324,000    1.86%, 01/20/05 ............     323,686
    332,000    1.97%, 01/27/05 ............     331,562
  1,765,000    2.08%, 02/03/05 ............   1,761,866
  1,348,000    2.06%, 02/10/05 ............   1,345,086
  2,505,000    1.88%, 02/24/05 ............   2,498,049
  1,180,000    2.18%, 03/24/05 4 ..........   1,174,336
                                           ------------
TOTAL SHORT-TERM INSTRUMENTS
   (Cost $7,470,178) ......................   7,470,579
                                           ------------

     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------
              SECURITIES LENDING COLLATERAL--1.08%
              INVESTMENT IN AFFILIATED INVESTMENT COMPANIES--1.08%
  9,095,050   Daily Assets Fund
               Institutional 2.25% 5,6
               (Cost $9,095,050) ..........$  9,095,050
                                           ------------
TOTAL INVESTMENTS
   (Cost $828,332,720) ........... 100.70% $849,573,892
LIABILITIES IN EXCESS
  OF OTHER ASSETS ................  (0.70)   (5,933,645)
                                   ------  ------------
NET ASSETS ....................... 100.00% $843,640,247
                                   ======  ============

--------------------------------------------------------------------------------
1 Non-income producing security for the period ended
  December 31, 2004.
2 All or a portion of this security was on loan. The value of all securities loaned at December 31, 2004 amounted to $8,851,587, which is 1.05% of total net assets.
3 Rates shown represent annualized yield at time of purchase, not a coupon rate. 4 Pledged as collateral for future contracts.
5 Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
6 Represents collateral held in connection with security lending.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

---------------------------------------------------------------------------------------------------
                                                                             DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------
ASSETS
   Investments at value (cost $819,237,670) 1 .................................. $840,478,842
   Investments in affiliated issuers, at value (cost $9,095,050) 2 .............    9,095,050
   Cash ........................................................................      813,301
   Receivable for securities sold ..............................................      724,713
   Receivable for capital shares sold ..........................................      873,221
   Dividends and interest receivable ...........................................    1,076,425
   Other assets ................................................................        1,656
                                                                                 ------------
Total assets ...................................................................  853,063,208
                                                                                 ------------
LIABILITIES
   Payable upon return of securities loaned ....................................    9,095,050
   Payable for capital shares redeemed .........................................      102,050
   Variation margin payable for futures contracts ..............................       10,523
   Advisory fees payable .......................................................       94,176
   12b-1 fees payable ..........................................................       10,537
   Accrued expenses and other ..................................................      110,625
                                                                                 ------------
Total liabilities ..............................................................    9,422,961
                                                                                 ------------
NET ASSETS ..................................................................... $843,640,247
                                                                                 ============
COMPOSITION OF NET ASSETS
   Paid-in capital ............................................................. $834,009,581
   Undistributed net investment income .........................................   12,401,640
   Accumulated net realized loss on investments and futures transactions .......  (24,073,071)
   Net unrealized appreciation on investments and futures contracts ............   21,302,097
                                                                                 ------------
NET ASSETS ..................................................................... $843,640,247
                                                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Class A 3 ................................................................... $      12.73
                                                                                 ============
   Class B 4 ................................................................... $      12.72
                                                                                 ============

--------------------------------------------------------------------------------
1 Including $8,851,587 of securities loaned.
2 Represents collateral on securities loaned.
3 Net asset value, redemption price and offering price per share (based on net assets of $790,304,194 and 62,064,495 shares outstanding at December 31, 2004; $0.001 par value, unlimited number of shares authorized).
4 Net asset value, redemption price and offering price per share (based on net assets of $53,336,053 and 4,191,602 shares outstanding at December 31, 2004; $0.001 par value, unlimited number of shares authorized).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                                 FOR THE
                                                              YEAR ENDED
                                                       DECEMBER 31, 2004
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends .............................................   $14,787,346
   Interest ..............................................       147,970
   Securities lending income including income from
       Daily Assets Fund Institutional ...................        10,959
                                                             -----------
TOTAL INVESTMENT INCOME ..................................    14,946,275
                                                             -----------
EXPENSES
   Advisory fees .........................................     1,449,209
   Administration and services fees ......................       239,676
   Transfer agent fees ...................................       125,723
   12b-1 fees (Class B Shares) ...........................        81,725
   Professional fees .....................................        66,365
   Printing and shareholder reports ......................        53,917
   Trustees fees .........................................        47,256
   Custodian fees ........................................        28,500
   Insurance .............................................        12,605
   Miscellaneous .........................................         6,112
                                                             -----------
TOTAL EXPENSES ...........................................     2,111,088
   Plus: Recovery of expenses previously waived by Advisor        97,667
                                                             -----------
NET EXPENSES .............................................     2,208,755
                                                             -----------
NET INVESTMENT INCOME ....................................    12,737,520
                                                             -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND FUTURES CONTRACTS
  Net realized gain from:
     Investment transactions .............................       818,400
     Futures transactions ................................     1,110,275
   Net change in unrealized appreciation/
     depreciation of investments
     and futures contracts ...............................    62,935,869
                                                             -----------
NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS AND FUTURES CONTRACTS ....................    64,864,544
                                                             -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...............   $77,602,064
                                                             ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------
                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                                   2004                     2003
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment income ................................................. $ 12,737,520             $  7,413,652
   Net realized gain from investment and futures transactions ............    1,928,675                  911,531
   Net change in unrealized appreciation/depreciation
     of investments and futures contracts ................................   62,935,869              121,448,564
                                                                           ------------             ------------
Net increase in net assets from operations ...............................   77,602,064              129,773,747
                                                                           ------------             ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income:
   Class A Shares ........................................................   (7,389,469)              (5,476,312)
   Class B Shares ........................................................     (217,946)                 (46,303)
                                                                           ------------             ------------
Total Distributions ......................................................   (7,607,415)              (5,522,615)
                                                                           ------------             ------------
CAPITAL SHARE TRANSACTIONS
   Net increase resulting from Class A Shares ............................   97,437,291              109,881,687
   Net increase resulting from Class B Shares ............................   31,918,831               12,363,800
                                                                           ------------             ------------
   Net increase in net assets from capital share transactions ............  129,356,122              122,245,487
                                                                           ------------             ------------
   TOTAL INCREASE IN NET ASSETS ..........................................  199,350,771              246,496,619
                                                                           ------------             ------------
NET ASSETS
   Beginning of year .....................................................  644,289,476              397,792,857
                                                                           ------------             ------------
   End of year (including undistributed net investment income
     of $12,401,640 and $7,342,654, respectively) ........................ $843,640,247             $644,289,476
                                                                           ============             ============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES

                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                          2004          2003         2002         2001         2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...................  $11.64        $ 9.20       $11.98       $13.77       $15.18
                                                        ------        ------       ------       ------       ------
INCOME (LOSS) FROM
   INVESTMENT OPERATIONS
   Net investment income 1 ...........................    0.21          0.15         0.14         0.09         0.13
   Net realized and unrealized gain (loss) on
     investments and futures contracts ...............    1.01          2.41        (2.81)       (1.77)       (1.53)
                                                        ------        ------       ------       ------       ------
Total from investment operations .....................    1.22          2.56        (2.67)       (1.68)       (1.40)
                                                        ------        ------       ------       ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............................   (0.13)        (0.12)       (0.11)       (0.10)          --
   Net realized gain on investment and
     futures contracts ...............................      --            --           --        (0.01)       (0.01)
                                                        ------        ------       ------       ------       ------
Total distributions ..................................   (0.13)        (0.12)       (0.11)       (0.11)       (0.01)
                                                        ------        ------       ------       ------       ------
NET ASSET VALUE, END OF YEAR .........................  $12.73        $11.64       $ 9.20       $11.98       $13.77
                                                        ======        ======       ======       ======       ======

TOTAL INVESTMENT RETURN 2 ............................   10.59%        28.16% 3    (22.31)% 3   (12.18)% 3    (9.24)% 3
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted) ............$790,304      $626,970     $394,964     $465,836     $427,855
   Ratios to average net assets:
     Net investment income ...........................    1.76%         1.50%        1.33%        1.06%        1.00%
     Expenses after waivers, reimbursements
        and/or recoupments ...........................    0.29%         0.30%        0.30%        0.30%        0.30%
     Expenses before waivers, reimbursements
        and/or recoupments ...........................    0.28%         0.30%        0.32%        0.31%        0.34%
   Portfolio turnover rate ...........................       1%            1%          10%           2% 4         3%

--------------------------------------------------------------------------------
1 Calculated based on average shares.
2 Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.
3 If fees for the advisor and administrator were not waived, the total return would have been lower.
4 Portfolio turnover excludes the impact of redemption in kind.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES                                                                                      FOR THE PERIOD
                                                                                                   APRIL 30, 2002 1
                                                         FOR THE YEARS ENDED DECEMBER 31,                   THROUGH
                                                           2004                      2003         DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ..................  $11.63                    $ 9.20                    $11.27
                                                         ------                    ------                    ------
INCOME (LOSS) FROM
   INVESTMENT OPERATIONS
   Net investment income 2 ............................    0.20                      0.14                      0.09
   Net realized and unrealized gain (loss)
     on investments and futures contracts .............    0.99                      2.40                     (2.07)
                                                         ------                    ------                    ------
Total from investment operations ......................    1.19                      2.54                     (1.98)
                                                         ------                    ------                    ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..............................   (0.10)                    (0.11)                    (0.09)
                                                         ------                    ------                    ------
Total distributions ...................................   (0.10)                    (0.11)                    (0.09)
                                                         ------                    ------                    ------

NET ASSET VALUE, END OF PERIOD ........................  $12.72                    $11.63                    $ 9.20
                                                         ======                    ======                    ======
TOTAL INVESTMENT RETURN 3 .............................   10.32%                    27.83%                   (17.56)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ................................... $53,336                   $17,320                    $2,829
   Ratios to average net assets:
     Net investment income ............................    1.71%                     1.29%                     1.45% 4
     Expenses after waivers, reimbursements
        and/or recoupments ............................    0.54%                     0.55%                     0.55% 4
     Expenses before waivers, reimbursements
        and/or recoupments ............................    0.53%                     0.55%                     0.55% 4
   Portfolio turnover rate ............................       1%                        1%                       10%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Calculated based on average shares.
3 Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Scudder Investments VIT Funds (the 'Trust') is registered under the Investment Company Act of 1940 (the '1940 Act'), as amended, as a diversified, open-end management investment company. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. Scudder VIT Equity 500 Index Fund (the 'Fund') is one of the series the Trust offers to investors.

The Fund offers two classes of shares to investors: Class A Shares and Class B Shares. Class B Shares are subject to Rule 12b-1 fees under the 1940 Act equal to an annual rate up to 0.25% of the Class B Shares average daily net assets. All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular class.

The investment objective of the Fund is to replicate, as closely as possible (before the deduction of expenses), the performance of the S&P 500(R) Index, which emphasizes stocks of large US companies.

B. VALUATION OF SECURITIES
The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading (the 'Value Time').

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter ('OTC') market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the 'Calculated Mean') on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the 'official close' or the 'official closing price' or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

C. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND OTHER
Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

Distribution fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each of the Funds. Expenses directly attributable to a Fund are charged to that Fund, while the expenses that are attributable to the Trust are allocated among the Funds based upon the relative net assets of each Fund.

D. DISTRIBUTIONS
The Fund pays annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and to distribute

--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. FUTURES CONTRACTS
The Fund may buy or sell financial futures contracts on established futures exchanges. Under the terms of a financial futures contract, the Fund agrees to receive or deliver a specific amount of a financial instrument at a specific price on a specific date.

The Fund's investments in financial futures contracts are designed to closely replicate the benchmark index used by the Fund.

When the Fund enters into a futures contract, it is required to make a margin deposit equal to a percentage of the face value of the contract. While the contract is outstanding, the Fund may be required to make additional deposits or may have part of its deposit returned as a result of changes in the relationship between the face value of the contract and the value of the underlying security. The Fund records these payments as unrealized gains or losses. When entering into a closing transaction, the Fund realizes a gain or loss.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

G. SECURITIES LENDING
The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102% of the value of domestic securities and 105% of the value of international securities. The Fund receives compensation for lending its securities either in the form of fees or by earning income, net of allocations to the lending agent and borrower, on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all risks associated with the investment of any cash collateral received, including, but not limited to, interest rate, market, credit and liquidity risk associated with such investments. At December 31, 2004, $9,095,050 of cash collateral was invested in the Daily Assets Fund Institutional.

H. ESTIMATES
In preparing its financial statements in conformity with US generally accepted accounting principles, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Deutsche Asset Management, Inc. ('Advisor' or 'DeAM, Inc.'), an indirect, wholly-owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. The Fund pays the Advisor an annual fee based on its average daily net assets, which is calculated daily and paid monthly at the annual rate of 0.20%.

Northern Trust Investments, N.A. ('NTI') acts as investment sub-advisor for the Fund. As the Fund's investment sub-advisor, NTI makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. pays a fee to NTI for acting as investment sub-advisor to the Fund.

The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.30% of average daily net assets for Class A Shares and 0.55% of average daily net assets for Class B Shares until April 30, 2005.

Effective May 1, 2002, the Advisor may recoup any of its waived investment advisory fees within the following three years if the Fund is able to make the repayment without exceeding its current expense limits. During the year ended December 31, 2004, the Advisor recouped $97,667 of fees that were previously waived. At December 31, 2004, there were no amounts subject to repayment to the Advisor.

Certain officers and trustees of the Fund are also officers or directors of DeAM, Inc. These persons are not paid by the Fund for serving in these capacities.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $326 and $57 respectively.

--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 3--OTHER FEES
PFPC Inc. ('Administrator') is the Fund's Administrator and Transfer Agent. The Fund pays the Administrator an annual fee based on its average daily net assets, which is calculated daily and paid monthly.

State Street Bank and Trust Company ('Custodian') is the Fund's Custodian. The Fund pays the Custodian an annual fee.

The Fund pays PFPC Distributors, Inc. an annual fee pursuant to Rule 12b-1, which is calculated daily and paid monthly at the annual rate of up to 0.25% of the Class B Shares average daily net assets.

NOTE 4--CAPITAL SHARE TRANSACTIONS
Transactions in capital shares were as follows:

                                                      Class A Shares
             -------------------------------------------------------
                     For the Year Ended           For the Year Ended
                      December 31, 2004            December 31, 2003
             ---------------------------  --------------------------
                  Shares         Amount        Shares         Amount
             ------------  -------------  ------------  ------------
Sold          17,356,257   $204,875,496    17,810,134   $177,657,325
Reinvested       638,123      7,389,469       575,243      5,476,312
Redeemed      (9,772,333)  (114,827,674)   (7,470,751)   (73,251,950)
              ----------   ------------    ----------   ------------
Net increase   8,222,047   $ 97,437,291    10,914,626   $109,881,687
              ==========   ============    ==========   ============

                                                      Class B Shares
             -------------------------------------------------------
                     For the Year Ended           For the Year Ended
                      December 31, 2004            December 31, 2003
             ---------------------------  --------------------------
                  Shares         Amount        Shares         Amount
             ------------  -------------  ------------  ------------
Sold           4,853,521   $ 57,585,613     1,860,120   $ 19,453,549
Reinvested        18,805        217,946         4,859         46,303
Redeemed      (2,169,348)   (25,884,728)     (683,869)    (7,136,052)
              ----------   ------------    ----------   ------------
Net increase   2,702,978   $ 31,918,831     1,181,110   $ 12,363,800
              ==========   ============    ==========   ============

NOTE 5--PURCHASE AND SALE OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2004, were $149,813,470 and $8,173,902, respectively.

NOTE 6--FEDERAL INCOME TAX
At December 31, 2004, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain/(loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from adjustments related to dividends and other non-taxable distributions received by the Fund. These reclassifications resulted in the following increases/(decreases) in the components of net assets:

 Undistributed        Undistributed
Net Investment         Net Realized             Paid-in
        Income            Gain/Loss             Capital
--------------        -------------             -------
     ($71,119)              $43,888             $27,231

For federal income tax purposes, the tax basis of investments held at December 31, 2004 was $835,815,881. The net unrealized appreciation for all securities based on tax cost was $13,758,011. The aggregate gross unrealized appreciation for all investments at December 31, 2004 was $125,462,086 and the aggregate gross unrealized depreciation for all investments was $111,704,075. The difference between book basis and tax-basis unrealized appreciation/depreciation is primarily attributable to the tax deferral of losses on wash sales.

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Distributions during the years ended December 31, 2004 and 2003 were characterized as follows for tax purposes:

Distributions paid from:           2004            2003
-----------------------            ----            ----
Ordinary income              $7,607,415      $5,522,615

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income              $12,401,640
Accumulated capital loss                  ($16,576,761)
Unrealized appreciation/(depreciation)     $13,796,788

At December 31, 2004, the Fund had capital loss carryovers available as a reduction against future net realized capital gains of $16,576,761, all of which expires in 2011. This may be subject to certain limitations under sections 382-383 of the Internal Revenue Code. The Fund utilized $2,031,520 of its capital loss carryovers in the current year to reduce net realized gains.

NOTE 7--EXPENSE REDUCTIONS
The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the Fund's custodian fees were reduced by $64 for custody credits earned.

--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 8--LINE OF CREDIT
The Fund and several other funds and portfolios advised or administered by the Advisor or its affiliates (the 'Participants') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

There were no significant borrowings during the year ended December 31, 2004.

NOTE 9--OPEN FUTURES
The Fund had the following open contracts at December 31, 2004:

Type of                                             Market     Unrealized
Future     Expiration    Contracts  Position          Value   Appreciation
---------------------------------------------------------------------------
S&P 500         March
  Index Future   2005           34      Long    $10,316,450        $60,925

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The 'market value' presented above represents the Fund's total exposure in such contracts whereas only the net unrealized appreciation/(depreciation) is reflected in the Fund's net assets. Risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments, 2) an imperfect correlation between the price of the contracts and the underlying index and 3) the possibility of an illiquid secondary market.

At December 31, 2004, the Fund pledged securities with a value of $1,174,336 to cover margin requirements on open futures contracts.

NOTE 10--REGULATORY MATTERS AND LITIGATION
Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ('inquiries') into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

NOTE 11--SUBSEQUENT EVENT
Effective January 3, 2005, the Scudder VIT Equity 500 Index Fund ('VIT Fund') terminated the Transfer Agency, Fund Accounting, and Administration agreements with PFPC Inc. and the Distribution agreement with PFPC Distributors, Inc. (collectively, the 'PFPC Agreements').

Contemporaneously with the termination of the PFPC Agreements, the VIT Fund entered into new agreements to replace PFPC Inc. and PFPC Distributors, Inc. as follows: Scudder Investments Service Company ('SISvC') became the VIT Fund's transfer agent; Investment Company Capital Corporation ('ICCC') became the VIT Fund's administrator and fund accounting agent; and Scudder Distributors Inc. ('SDI') became the VIT Fund's principal underwriter. ICCC has engaged State Street Corporation to serve as the VIT Fund's sub-accounting agent.

The Board of Trustees of the VIT Fund approved the termination of the PFPC Agreements and authorized the VIT Fund to enter into agreements with SISvC, ICCC and SDI.

SISvC, ICCC and SDI are affiliated persons of the VIT Fund's investment advisor.

It is not expected that the new arrangements will increase the fees that were paid by shareholders for services performed by PFPC Inc. and PFPC Distributors, Inc.

--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Scudder Investments VIT Funds--
Scudder VIT Equity 500 Index Fund


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Scudder VIT Equity 500 Index Fund (the 'Fund') as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder VIT Equity 500 Index Fund at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with US generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2005


--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST

The overall business and affairs of the Fund are supervised by its Board of Trustees. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, administrator, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Fund's advisor, DeAM, Inc., or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee of the Fund. The first section of the table lists information for each Trustee who is not an 'interested person' of the Fund (as defined in the 1940 Act) (an 'Independent Trustee'). Information for each Non-Independent Trustee (an 'Interested Trustee') follows. The Interested Trustee is considered to be an interested person as defined by the 1940 Act because of his employment with either the Fund's advisors and/or underwriter or their affiliates. The mailing address for the Trustees and Officers with respect to Fund operations is One South Street, Baltimore, Maryland, 21202.

NAME, DATE OF BIRTH,                                                                  NUMBER OF
POSITION WITH THE                                                                     FUNDS IN THE
TRUST AND LENGTH OF                BUSINESS EXPERIENCE AND DIRECTORSHIPS              FUND COMPLEX
TIME SERVED 1,2                    DURING THE PAST 5 YEARS                            OVERSEEN
---------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------
Joseph R. Hardiman                 Private Equity Investor (January 1997 to           54
5/27/37                            present); Director, Corvis Corporation 3
Chairman since 2004 and            (optical networking equipment) (July 2000 to
Trustee since 2002                 present), Brown Investment Advisory & Trust
                                   Company (investment advisor) (February 2001
                                   to present), The Nevis Fund (registered
                                   investment company) (July 1999 to present),
                                   and ISI Family of Funds (registered
                                   investment companies) (March 1998 to
                                   present). Formerly, Director, Soundview
                                   Technology Group Inc. (investment banking)
                                   (July 1998 to January 2004) and Director,
                                   Circon Corp.3 (medical instruments) (November
                                   1998 to January 1999); President and Chief
                                   Executive Officer, The National Association
                                   of Securities Dealers, Inc. and The NASDAQ
                                   Stock Market, Inc. (1987-1997); Chief
                                   Operating Officer of Alex. Brown & Sons
                                   Incorporated (now Deutsche Bank Securities
                                   Inc.) (1985-1987); General Partner, Alex.
                                   Brown & Sons Incorporated (now Deutsche Bank
                                   Securities Inc.) (1976-1985).
---------------------------------------------------------------------------------------------------
Richard R. Burt                    Chairman, Diligence LLC (international             56
2/03/47                            information collection and risk-management
Trustee since 2002                 firm (September 2002 to present); Chairman,
                                   IEP Advisors, Inc. (July 1998 to present);
                                   Member of the Board, Hollinger International,
                                   Inc.3 (publishing) (September 1995 to
                                   present), HCL Technologies Limited
                                   (information technology) (April 1999 to
                                   present), UBS Mutual Funds (formerly known as
                                   Brinson and Mitchell Hutchins families of
                                   funds) (registered investment companies)
                                   (September 1995 to present); and Member,
                                   Textron Inc.3 International Advisory Council
                                   (July 1996 to present). Formerly, Partner,
                                   McKinsey & Company (consulting) (1991-1994)
                                   and US Chief Negotiator in Strategic Arms
                                   Reduction Talks (START) with former Soviet
                                   Union and US Ambassador to the Federal
                                   Republic of Germany (1985-1991); Member of
                                   the Board, Homestake Mining 3 (mining and
                                   exploration) (1998 to February 2001), Archer
                                   Daniels Midland Company 3 (agribusiness
                                   operations) (October 1996 to June 2001) and
                                   Anchor Gaming (gaming software and equipment)
                                   (March 1999 to December 2001); Chairman of
                                   the Board, Weirton Steel Corporation 3 (April
                                   1996-2004).
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST

NAME, DATE OF BIRTH,                                                                  NUMBER OF
POSITION WITH THE                                                                     FUNDS IN THE
TRUST AND LENGTH OF                BUSINESS EXPERIENCE AND DIRECTORSHIPS              FUND COMPLEX
TIME SERVED 1,2                    DURING THE PAST 5 YEARS                            OVERSEEN
---------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------
S. Leland Dill                     Trustee, Phoenix Euclid Market Neutral Funds       54
3/28/30                            (since May 1998), Phoenix Funds (24
Trustee since 2002                 portfolios) (since May 2004) (registered
                                   investment companies); Retired (since 1986).
                                   Formerly, Partner, KPMG Peat Marwick (June
                                   1956 to June 1986); Director, Vintners
                                   International Company Inc. (wine vintner)
                                   (June 1989 to May 1992), Coutts (USA)
                                   International (January 1992 to March 2000),
                                   Coutts Trust Holdings Ltd., Coutts Group
                                   (private bank) (March 1991 to March 1999);
                                   General Partner, Pemco (investment company)
                                   (June 1979 to June 1986); Trustee, Phoenix
                                   Zweig Series Trust (September 1989 to May
                                   2004).
---------------------------------------------------------------------------------------------------
Martin J. Gruber                   Nomura Professor of Finance, Leonard N. Stern      54
7/15/37                            School of Business, New York University
Trustee since 2002                 (since September 1964); Trustee (since
                                   January 2000) and Chairman of the Board
                                   (since February 2004), CREF (pension fund);
                                   Trustee of the TIAA-CREF Mutual funds (53
                                   portfolios) (since February 2004); Director,
                                   Japan Equity Fund, Inc. (since January 1992),
                                   Thai Capital Fund, Inc. (since January 2000)
                                   and Singapore Fund, Inc. (since January 2000)
                                   (registered investment companies). Formerly,
                                   Trustee, TIAA (pension fund) (January
                                   1996-January 2000); Director, S.G. Cowen
                                   Mutual Funds (January 1985 to January 2001).
---------------------------------------------------------------------------------------------------
Richard J. Herring                 Jacob Safra Professor of International             54
2/18/46                            Banking and Professor, Finance Department,
Trustee since 2002                 The Wharton School, University of
                                   Pennsylvania (since July 1972); Director,
                                   Lauder Institute of International Management
                                   Studies (since July 2000); Co-Director,
                                   Wharton Financial Institutions Center (since
                                   July 2000). Formerly, Vice Dean and Director,
                                   Wharton Undergraduate Division (July 1995 to
                                   June 2000).
---------------------------------------------------------------------------------------------------
Graham E. Jones                    Senior Vice President, BGK Realty, Inc.            54
1/31/33                            (commercial real estate) (since 1995);
Trustee since 2002                 Trustee, 8 open-end mutual funds managed by
                                   Weiss, Peck & Greer (since 1985) and Trustee
                                   of 18 open-end mutual funds managed by Sun
                                   Capital Advisers, Inc. (since 1998).
---------------------------------------------------------------------------------------------------
Rebecca W. Rimel                   President and Chief Executive Officer, The         54
4/10/51                            Pew Charitable Trusts (charitable foundation)
Trustee since 2002                 (1994 to present); Executive Vice President,
                                   The Glenmede Trust Company (investment trust
                                   and wealth management) (1983 to present).
---------------------------------------------------------------------------------------------------
Philip Saunders, Jr.               Principal, Philip Saunders Associates              54
10/11/35                           (economic and financial consulting) (since
Trustee since 2002                 November 1988). Formerly, Director, Financial
                                   Industry Consulting, Wolf & Company
                                   (consulting) (1987-1988); President, John
                                   Hancock Home Mortgage Corporation
                                   (1984-1986); Senior Vice President of
                                   Treasury and Financial Services, John Hancock
                                   Mutual Life Insurance Company, Inc.
                                   (1982-1986).
---------------------------------------------------------------------------------------------------
William N. Searcy                  Private investor (since October 2003);             54
9/03/46                            Trustee of 18 open-end mutual funds managed
Trustee since 2002                 by Sun Capital Advisers, Inc. (since October
                                   1998). Formerly, Pension & Savings Trust
                                   Officer, Sprint Corporation 3
                                   (telecommunications) (November 1989 to
                                   October 2003).
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST

NAME, DATE OF BIRTH,                                                                  NUMBER OF
POSITION WITH THE                                                                     FUNDS IN THE
TRUST AND LENGTH OF                BUSINESS EXPERIENCE AND DIRECTORSHIPS              FUND COMPLEX
TIME SERVED 1,2                    DURING THE PAST 5 YEARS                            OVERSEEN
---------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------
William N. Shiebler 4              Chief Executive Officer in the Americas for        137
2/06/42                            Deutsche Asset Management ('DeAM') and a
Trustee since 2004                 member of the DeAM Global Executive Committee
                                   (since 2002); Vice Chairman of Putnam
                                   Investments, Inc. (1999); Director and Senior
                                   Managing Director of Putnam Investments, Inc.
                                   and President, Chief Executive Officer, and
                                   Director of Putnam Mutual Funds Inc.
                                   (1990-1999).
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME, DATE OF BIRTH,
POSITION WITH THE
TRUST AND LENGTH OF                BUSINESS EXPERIENCE AND DIRECTORSHIPS
TIME SERVED 1,2                    DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
Julian F. Sluyters 5               Managing Director, Deutsche Asset Management
7/14/60                            (since May 2004); President and Chief
President and Chief Executive      Executive Officer of The Germany Fund, Inc.,
Officer since 2004                 The New Germany Fund, Inc., The Central
                                   Europe and Russia Fund, Inc., The Brazil
                                   Fund, Inc., The Korea Fund, Inc., Scudder
                                   Global High Income Fund, Inc. and Scudder New
                                   Asia Fund, Inc. (since May 2004), Scudder
                                   Global Commodities Stock Fund, Inc. (since
                                   July 2004); President and Chief Executive
                                   Officer, UBS Fund Services (2001-2003); Chief
                                   Administrative Officer (1998-2001) and Senior
                                   Vice President and Director of Mutual Fund
                                   Operations (1991-1998) UBS Global Asset
                                   Management.
--------------------------------------------------------------------------------
Kenneth Murphy 6                   Vice President, Deutsche Asset Management
10/13/63                           (September 2000 to present). Formerly,
Vice President and Anti-Money      Director, John Hancock Signature Services
Laundering Compliance Officer      (1992-2000).
since 2002
--------------------------------------------------------------------------------
Paul H. Schubert 5                 Managing Director, Deutsche Asset Management
1/11/63                            (since July 2004). Formerly, Executive
Chief Financial Officer            Director, Head of Mutual Fund Services and
since 2004                         Treasurer for UBS Family of Funds
                                   (1998-2004); Vice President and Director of
                                   Mutual Fund Finance at UBS Global Asset
                                   Management (1994-1998).
--------------------------------------------------------------------------------
Charles A. Rizzo 6                 Managing Director, Deutsche Asset Management
8/05/57                            (since April 2004). Formerly, Director,
Treasurer since 2002               Deutsche Asset Management (April 2000 to
                                   March 2004); Vice President and Department
                                   Head, BT Alex. Brown Incorporated (now
                                   Deutsche Bank Securities Inc.) (1998-1999);
                                   Senior Manager, Coopers & Lybrand L.L.P. (now
                                   PricewaterhouseCoopers LLP) (1993-1998).
--------------------------------------------------------------------------------
John Millette 6                    Director, Deutsche Asset Management.
8/23/62
Secretary since 2003
--------------------------------------------------------------------------------
Lisa Hertz 5                       Assistant Vice President, Deutsche Asset
8/21/70                            Management.
Assistant Secretary
since 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------
NAME, DATE OF BIRTH,
POSITION WITH THE
TRUST AND LENGTH OF                BUSINESS EXPERIENCE AND DIRECTORSHIPS
TIME SERVED 1,2                    DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
Daniel O. Hirsch                   Managing Director, Deutsche Asset Management
3/27/54                            (2002 to present). Formerly, Director,
Assistant Secretary                Deutsche Asset Management (1999-2002),
since 2003                         Principal, BT Alex. Brown Incorporated (now
                                   Deutsche Bank Securities Inc.) (1998-1999);
                                   Assistant General Counsel, United States
                                   Securities and Exchange Commission
                                   (1993-1998); Director, Deutsche Global Funds
                                   Ltd. (2002-2004).
--------------------------------------------------------------------------------
Caroline Pearson 6                 Managing Director, Deutsche Asset Management.
4/01/62
Assistant Secretary
since 2002
--------------------------------------------------------------------------------
Bruce A. Rosenblum                 Director, Deutsche Asset Management.
9/14/60
Vice President since 2003 and
Assistant Secretary
since 2002
--------------------------------------------------------------------------------
Kevin M. Gay 6                     Vice President, Deutsche Asset Management.
11/12/59
Assistant Treasurer
since 2004
--------------------------------------------------------------------------------
Salvatore Schiavone 6              Director, Deutsche Asset Management.
11/03/65
Assistant Treasurer
since 2003
--------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo 6        Director, Deutsche Asset Management.
1/25/57
Assistant Treasurer since 2003
--------------------------------------------------------------------------------
Philip Gallo 5                     Managing Director, Deutsche Asset Management
8/02/62                            (2003 to present). Formerly, Co-Head of
Chief Compliance Officer           Goldman Sachs Asset Management Legal
since 2004                         (1994-2003).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Investments VIT Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Shiebler is a Trustee who is an 'interested person' within the meaning of
  Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York 10017.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, Massachusetts 02110.

--------------------------------------------------------------------------------

Scudder VIT Equity 500 Index Fund
--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited)

DIVIDENDS RECEIVED DEDUCTION: Of the ordinary income (including short-term capital gain) distributions made by the Scudder VIT Equity 500 Index Fund during the fiscal year ended December 31, 2004, 100% qualify for the dividend received deduction available to corporate shareholders.


--------------------------------------------------------------------------------
PROXY VOTING (Unaudited)

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 is available on our Web site--scudder.com (type 'proxy voting' in the search field)--or on the SEC's Web site--www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.


--------------------------------------------------------------------------------
FORM N-Q (Unaudited)

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with theSEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at theSEC's Public Reference Room in Washington,D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ABOUT THE FUND'S ADVISOR

Deutsche Asset Management, Inc., an indirect, wholly-owned subsidiary of Deutsche Bank AG, is the Fund's Advisor.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.



Distributed by:
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

[LOGO OMITTED]
SCUDDER
INVESTMENTS

A MEMBER OF
DEUTSCHE ASSET MANAGEMENT       [GRAPHIC OMITTED]

Portfolio changes should not be considered recommendations for action by individual investors.

VIT6SA (2/28/05) MARS#35896

[LOGO OMITTED]      Printed on recycled paper

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2004, Scudder VIT Equity 500 Index Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S. Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER EQUITY 500 INDEX FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP ("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

--------------------------------------------------------------------------------------------------------------------
         Fiscal Year                                                                                      All
            Ended                Audit Fees Billed       Audit-Related       Tax Fees Billed to    Other Fees Billed
         December 31,                 to Fund         Fees Billed to Fund           Fund                to Fund
--------------------------------------------------------------------------------------------------------------------
2004                                  $32,300                  $0                  $4,200                  $0
--------------------------------------------------------------------------------------------------------------------
2003                                  $30,150                  $0                  $1,816                  $0
--------------------------------------------------------------------------------------------------------------------


The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.



           SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND
                        AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.



-----------------------------------------------------------------------------------------------
                                   Audit-Related                                    All
                                  Fees Billed to       Tax Fees Billed to     Other Fees Billed
         Fiscal Year                Adviser and            Adviser and         to Adviser and
            Ended                 Affiliated Fund        Affiliated Fund      Affiliated Fund
         December 31,            Service Providers      Service Providers    Service Providers
-----------------------------------------------------------------------------------------------
2004                                  $347,500                 $0                    $0
-----------------------------------------------------------------------------------------------
2003                                  $112,900                 $0                    $0
-----------------------------------------------------------------------------------------------


The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that E&Y billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.


-------------------------------------------------------------------------------------------------------------------
                                                  Total Non-Audit Fees
                                                 billed to Adviser and
                                                    Affiliated Fund
                                                   Service Providers     Total Non-Audit Fees
                                                  (engagements related     billed to Adviser
                                                    directly to the       and Affiliated Fund
                                 Total              operations and        Service Providers
                             Non-Audit Fees       financial reporting         (all other
      Fiscal Year            Billed to Fund           of the Fund)           engagements)         Total of (A), (B)
   Ended December 31,              (A)                    (B)                     (C)                  and (C)
-------------------------------------------------------------------------------------------------------------------
2004                             $4,200                    $0                  $331,601               $335,801
-------------------------------------------------------------------------------------------------------------------
2003                             $1,816                    $0                 $3,742,000             $3,743,816
-------------------------------------------------------------------------------------------------------------------




All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.



                                       ***

E&Y recently advised the Fund's Audit Committee that various E&Y member firms provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the "DB entities") between 2003 and 2005 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

First, E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services for DB entities during 2003 and 2004, member firms in China and Japan ("E&Y China" and "E&Y Japan," respectively) received funds from the DB entities that went into E&Y "representative bank trust accounts" and were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(viii) provides that an accountant's independence is impaired if the accountant has custody of assets of the audit client.)

Second, E&Y advised the Audit Committee that in connection with providing monthly payroll services to employees of certain DB entities from May 2003 to February 2005, a member firm in Chile ("E&Y Chile") received funds from the DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X.

Third, E&Y advised the Audit Committee that in connection with providing certain services in assisting a DB entity with various regulatory reporting requirements, a member firm in France ("E&Y France") entered into an engagement with the DB entity that resulted in E&Y France staff functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi) provides that an accountant's independence is impaired if the accountant acts as an employee of an audit client.)

The Audit Committee was informed that E&Y China received approximately $1,500, E&Y Japan received approximately $41,000, E&Y Chile received approximately $12,000 and E&Y France received approximately $100,000 for the services they provided to the DB entities. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar expatriate tax compliance services were provided to a number of E&Y audit clients unrelated to DB or the Fund, E&Y has advised the SEC and the PCAOB of the independence issues arising from those services. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund's audits were not aware that these non-audit services took place, and that the fees charged were not significant to E&Y overall or to the fees charged to the Investment Company Complex. E&Y also noted that E&Y China, E&Y Japan and E&Y Chile are no longer providing these services and that the E&Y France engagement has been restructured.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.


ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.


ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

Form N-CSR Item F



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder VIT Equity 500 Index Fund

By:                                 /s/ Julian Sluyters
                                    -----------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



Registrant:                         Scudder VIT Equity 500 Index Fund



By:                                 /s/ Julian Sluyters
                                    -----------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005



By:                                 /s/ Paul Schubert
                                    -----------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005